UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT (DATE OF EARLIEST
                          EVENT REPORTED) MARCH 4, 2009
                                  MODAVOX, INC.
             (Exact Name of Registrant as Specified in its Charter)


       STATE OF DELAWARE                  333-57818              20-0122076
-------------------------------    ------------------------  -------------------

(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

 1900 W UNIVERSITY DR, SUITE 230
         TEMPE, AZ 85281                                       85281-3291
 ------------------------------------------          -----------------------
  (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (480) 553 5795
                                                          ---------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 |_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17-CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1 TEXT OF PRESS RELEASE ISSUED BY MODAVOX DATED MARCH 5, 2009

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS

(a) In March 2009 Modavox, Inc. issued a press release related to the election of John M. Devlin, Jr. to the Modavox, Inc. Board of Directors. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 5.02 of this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


The following exhibits are furnished herewith:


Exhibit Number   Description


99.1             Text of press release issued by Modavox dated March 5, 2009


                                   * * * * * *
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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MODAVOX, INC.
                                               (Registrant)
 Date: March 30, 2009                      By: /s/ DAVID J. IDE
                                               --------------------------------
                                               (David J. Ide, Chief Executive
                                               Officer)


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                                  EXHIBIT INDEX
 Exhibits           Description                              Method of Filing
 --------           -----------                              ----------------

 Exhibit 99.1       Text of press release issued by          Attached as Exhibit
                    Modavox, Inc. dated March 5, 2009

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